As filed with the Securities and Exchange Commission on September 18, 2009

1933 Act File No. 333-

1940 Act File No.  811-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	AMENDMENT NO.

POWERSHARES COMMODITIES OPPORTUNITY ACCE FUND

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road
Wheaton, Illinois 60187
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond
301 West Roosevelt Road
Wheaton, Illinois 60187
(Name and Address of Agent for Service)

With Copies to:
Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York  10036
(212) 698-3500

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (2)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Shares of Beneficial Interest, $.01 par value	50,000	$20.00	$1,000,000	$55.80

(1)          Estimated solely for purposes of calculating the registration fee.

(2)          Includes Shares that may be offered to the underwriters pursuant to an option to cover overallotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PROSPECTUS	[LOGO]

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2009
             Shares
PowerShares Commodities Opportunity ACCE Fund
Shares of Beneficial Interest
$             per Share

Investment Objective.  PowerShares Commodities Opportunity ACCE Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek total return.  There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective of total return by investing in commodity-linked derivative instruments to gain exposure to the commodities market and other fixed-income securities.  Commodity-linked derivative instruments in which the Fund may invest, either directly and/or indirectly through its wholly-owned subsidiary (the “Subsidiary”), include commodity-linked notes, commodity swaps, commodity futures, commodity options and options on commodity futures.  The Fund and/or the Subsidiary may also invest in exchange-traded funds that provide exposure to commodities.  The Fund will maintain a significant percentage of its assets in short-term fixed-income securities, including money market funds, to collateralize its commodity-linked derivatives exposure on a day-to-day basis.

The Fund seeks to outperform the Rogers International Commodity Index®, a composite U.S. dollar-based total return index designed to represent the value of a basket of commodities consumed in the global economy.  The Fund expects to gain exposure to the commodities market through direct investment in commodity-linked notes linked to the Rogers International Commodity Index®.  The Fund also expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity swaps, commodity options, commodity futures, options on commodity futures and investments in exchange-traded funds consistent with the limits of the federal tax law requirements applicable to registered investment companies.

The Advisers pursue a proprietary commodities strategy in seeking to outperform the Rogers International Commodity Index®.  The proprietary commodities strategy seeks to achieve outperformance by emphasizing commodities that are more difficult to store than the typical commodity, selecting commodities contracts based on various strategic factors and overweighting or underweighting specific commodities based on a quantitative assessment of each commodity’s relative risks and performance prospects.

No Prior Trading History.  Because the Fund is newly organized, its shares of beneficial interest (the “Shares”) have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”).  The risk of loss due to this discount may be greater for initial investors expecting to sell their Shares in a relatively short period after completion of the initial public offering.  The Fund’s Shares are expected to be listed on the              (the “            ”) under the symbol “            .”

Automatic Conversion Feature.  Unlike conventional closed-end funds, the Fund, using the “ACCE” or “Automatic Conversion Closed-End” model, is structured to provide protection from trading discounts to NAV through a conversion feature, pursuant to which the Fund would automatically convert into an actively managed exchange-traded fund (“ETF”) under certain predetermined circumstances.  The Fund’s Agreement and Declaration of Trust provides that, beginning after              months from the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF if its Shares close at a median discount of             % or greater from the NAV of the Fund over any period of              consecutive days.*  In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objective as the Fund by investing in substantially similar types of investments as the Fund.  No approval by the shareholders of the Fund would be necessary to convert to an ETF.  If the Fund converts to an ETF, its Shares will be listed and traded on the              under the [same symbol].  In addition, the ETF will continuously offer and redeem its Shares principally for cash in large specified numbers of Shares called “Creation Units.”  See “Conversion to an Exchange-Traded Fund.”

Investing in the Fund’s Shares involves certain risks that are described in the “Risk Factors” section beginning on page 22 of this Prospectus.  The risks of investing in the Fund are summarized in the “Prospectus Summary—Special Risk Considerations” section beginning on page 3 of this Prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Proceeds, after expenses, to the Fund(2)	$	$

(1)         The Fund has granted the underwriters an option to purchase up to              additional Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total Public offering price, Sales load and Proceeds, after expenses, to the Fund will be $            , $             and $            , respectively.  See “Underwriting.”

(2)         Total expenses of issuance and distribution (other than the sales load) are estimated to be $            .  The Fund’s investment adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $             per Share.  The estimated offering expenses (other than the sales load) to be incurred by the Fund are $            .

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The Shares will be ready for delivery on or about             , 2009.

*  Patent pending.

The date of this Prospectus is             , 2009.

Investment Adviser.  Invesco PowerShares Capital Management LLC is the Fund’s investment adviser (the “Adviser”).  Invesco Institutional (N.A.), Inc. (“Invesco Institutional”) is the Fund’s primary investment sub-adviser (and together with the affiliated sub-advisers, the “Sub-Advisers”).  The Adviser and the Sub-Advisers are collectively referred to herein as the “Advisers.”  See “Management of the Fund.”

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Fund’s Shares and retain it for future reference.  A Statement of Additional Information, dated             , 2009 (the “SAI”), containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus.  You can review the table of contents for the SAI on page 45 of this Prospectus.  You may request a free copy of the SAI, and the Fund’s annual and semi-annual reports to shareholders, when available, by calling toll-free [(800) 983-0903] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s Public Reference Room in Washington, D.C.  Call (202) 551-8090 for information.  The SEC charges a fee for copies.  You can get the same information free from the SEC’s website at http://www.sec.gov.  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.  The Fund does not post a copy of the SAI on its website because the Fund’s Shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated.  The Fund’s annual and semi-annual reports will be available at the Fund’s website at http://www.InvescoPowerShares.com free of charge.  The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus.  The Fund has not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus.  The Fund’s business, financial condition, results of operations and prospects may have changed since that  date.

v

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in the Fund’s Shares, especially the information set forth under the heading “Risk Factors.”  You should review the more detailed information contained in this Prospectus and in the SAI.

The Fund	PowerShares Commodities Opportunity ACCE Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering

The Fund is offering shares of beneficial interest, no par value, at an initial offering price of $            per share. The common shares of beneficial interest are called “Shares” in this Prospectus. The Shares are being offered by a group of underwriters (the “underwriters”) led by              (“            ”). You must purchase at least [100] Shares to participate in this offering. Investors will be required to pay a sales load of             % of the initial offering price, which will reduce the initial amount invested. The Fund has granted the underwriters an option to purchase up to              additional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover overallotments, if any. See “Underwriting.” The Adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $            per Share.

Investment Objective and Policies

Investment Objective. The Fund’s investment objective is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund seeks to achieve its investment objective of total return by investing in commodity-linked derivative instruments to gain exposure to the commodities market and other fixed-income securities. Commodity-linked derivative instruments in which the Fund may invest, either directly or indirectly through its wholly-owned subsidiary (the “Subsidiary”), include commodity-linked notes, commodity swaps, commodity futures, commodity options and options on commodity futures. The Fund and/or the Subsidiary may also invest in exchange-traded funds (“ETFs”) that provide exposure to commodities. The Fund and/or the Subsidiary may maintain a significant percentage of its assets in short-term fixed-income securities, including affiliated and unaffiliated money market funds, to collateralize its commodity-linked derivatives exposure on a day-to-day basis.

The Fund seeks to outperform the Rogers International Commodity Index®, a composite U.S. dollar-based total return index designed to represent the value of a basket of commodities consumed in the global economy. [The Rogers International Commodity Index® includes commodities that play a significant role in worldwide (developed and developing economies) consumption measured via tracking international import and export patterns, and domestic consumption environments of the world’s prime commodity consumers.]

The Fund expects to gain exposure to the commodities market through direct investment in commodity-linked notes linked to the Rogers International Commodity Index®. Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

The Fund also expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity swaps, commodity options, commodity futures, options on commodity futures and investments in ETFs that provide exposure to commodities consistent with the limits of the federal tax law requirements applicable to registered investment companies through an enhanced indexing strategy.

The Advisers pursue a proprietary commodities strategy in seeking to outperform the Rogers International Commodity Index®. The proprietary commodities strategy seeks to achieve outperformance by emphasizing commodities that are more difficult to store than the typical commodity, selecting commodities contracts based on various strategic factors and overweighting or underweighting specific commodities based on a quantitative assessment of each commodity’s relative risks and performance prospects.

The Subsidiary is advised by the Advisers and, to the extent applicable, will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in commodity options, commodity-linked swaps and other commodity-linked derivative instruments. The Subsidiary will be subject to, among other things, the same requirements as the Fund with respect to leverage, liquidity and valuation of portfolio securities. The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount.

The Fund may also invest (principally through the Subsidiary) in commodity options, futures contracts and options on futures contracts and other commodity-linked derivatives. Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a commodity or commodity index at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Automatic Conversion to an Exchange-Traded Fund

The Fund’s Agreement and Declaration of Trust (the “Declaration”) provides that beginning after              months from the date of the Fund’s initial public offering, the Fund will automatically convert into an actively managed ETF if its Shares close at a median discount of             % or greater from the NAV of the Fund over any period of              consecutive days.* In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objective as the Fund by investing in substantially similar types of investments as the Fund. No approval by the shareholders of the Fund would be necessary to convert to an ETF. This automatic conversion provision may be changed only by the affirmative vote of the holders of at least             % of the Fund’s outstanding voting securities. See “Conversion to an Exchange-Traded Fund.”

If the Fund converts to an ETF, the Shares will be listed and traded on the              under the [same symbol]. In addition, the Fund will continuously issue and offer for sale Shares in large blocks of [50,000] Shares (with each block of [50,000] Shares called a “Creation Unit”) or multiples thereof. Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per Share. Except when aggregated in Creation Units, Shares will not be redeemable. Creation Units will be issued and redeemed principally for cash.

Special Risk Considerations

The following is a summary of the principal risks of investing in the Fund. You should read the section of this Prospectus titled “Risk Factors” for a more complete discussion of the risks involved with investing in this Fund.

Commodity Risk. The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing Shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund

*              Patent pending.

shares.

Derivatives Risk. A derivative is a financial instrument the value of which depends upon (or is derived from) the value of another asset, security, interest rate or index. The use of derivatives by the Fund involves risks that are different from, and in many cases greater than, the risks associated with investing directly in securities. Derivatives are subject to the risk that the market value of the derivative itself or the market value of the underlying instrument will change in a way adverse to the Fund’s interests. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index. This will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

The Fund is subject to asset segregation requirements, applicable to all closed-end funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held. This may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Risks of Investing in Commodity-Linked Derivatives. The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes. The Fund’s investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Certain commodity-linked notes in which the Fund may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Swaps. The Fund (whether directly or through the Subsidiary) may invest in swap agreements, that enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to indexes, commodities or other instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Options and Futures. The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets would subject the Fund’s portfolio to certain risks. The Advisers’ predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. Over-the-counter (“OTC”) options subject the Fund to the risk that a counterparty may default on its obligations.

By definition, futures contracts project price levels in the future and not current levels of valuation, and therefore market circumstances may result in a discrepancy between the price of the commodity future and the movement in the underlying commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investment in Wholly-owned Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the [Advisers], making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board of Trustees (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the [Advisers], in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Such an event may result in a reduction of the credit rating of the securities. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a security’s credit ratings may or may not affect its price, a decline in credit quality may make securities less attractive, thereby driving down the price. To the extent that the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security.

Tax Treatment of the Fund’s Investment Strategies. The Fund intends to qualify as a regulated investment company, or RIC, for federal income tax purposes. To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources or income. The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code of 1866, as amended (the “Code”). As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the Subsidiary itself owns commodity-linked swaps, whether received in the form of current distributions or under certain federal income tax rules that would cause the Fund to recognize income corresponding to certain income of the Subsidiary in advance of receiving distributions from the Subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments. However, based on the analysis in these rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. With respect to some of the law considered in these rulings, there is no authority directly addressing the issues. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. The Fund believes that these conclusions would be upheld if challenged. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might to cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate shareholders (for taxable years beginning before January 1, 2011) and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Investments in Other Investment Companies and ETFs. Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs. These investment companies will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities. The market value of the shares of other investment companies and ETFs may differ from their NAV. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Concentration Risk. Because the Fund concentrates its investments in the commodities market, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Additional Risks

General. The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments. The Fund is intended to be a long-term investment vehicle. The Fund is not designed to provide investors with a means of speculating on short-term stock market movements. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Investment and Market Risk. An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in the Fund’s Shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Market Discount from NAV and Expected Reductions in NAV. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Proceeds from the sale of Shares in this offering will be reduced by             % (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Share equal to $            , before deducting offering expenses. The NAV of the Fund and NAV per Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $            NAV per Share). The Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Developments in Financial Markets. Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of an investment in the Fund.

The recent instability in the financial markets has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of the securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions thereon can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Agreements Risk. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Early Closing Risk. The normal close of trading in securities listed on the       is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day. If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Trading Halt Risk. The Fund typically will hold short-term options and futures contracts (primarily through the Subsidiary). The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contact may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market may decline over various time periods within a day. If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument. If a trading half occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to fair value its outstanding contracts or securities.

Advisers Risk. The Advisers may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Temporary Investments. The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include short-term debt securities, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions. Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices. Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

Risks of Lending Portfolio Securities. The Fund may lend its portfolio securities. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Advisers to be creditworthy and when, in the judgment of the Advisers, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities have been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

Anti-Takeover Provisions Risk. The Fund’s Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

Investment Adviser and Sub-Advisers

The investment adviser to the Fund is Invesco PowerShares Capital Management LLC, a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco Institutional (N.A.), Inc., located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the primary sub-adviser to the Fund. Certain affiliates of the Adviser serve as sub-advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund. The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund in accordance with its investment objective and principal investment strategies. The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser. In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

[The senior management team of the Sub-Advisers has a long track record and broad experience in managing, analyzing and investing in commodities.] As of             , 2009, assets under management by the Adviser were approximately $            billion and assets under management by Invesco Institutional were approximately $            billion.

The Fund will pay the Adviser an annual unitary management fee (the “Advisory Fee”) for its services equal to             % of the Fund’s average daily net assets. The fee is accrued daily and payable monthly.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the payments to the Sub-Advisers, costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser will pay Invesco Institutional an annual fee (the “Sub-Advisory Fee”) from the Advisory Fee, which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV, using for each daily calculation the most recently determined NAV of the Fund. On an annual basis, the sub-advisory fee is equal to             % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and the Sub-Advisory Fee would not change.

Portfolio Management

Investment decisions for the Fund are made by investment management teams at Invesco Institutional. The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Listing	The Fund’s Shares are expected to be listed on the under the symbol “ .” In the event that the Fund converts to an ETF, the Shares of the ETF are expected to be listed on the under the [same symbol].

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices below their NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of the Fund’s investment activities and may be a greater risk to investors expecting to sell their Shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the Shares will trade at, above or below NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.” In addition to the NAV, the market price of the Fund’s Shares may be affected by such factors as the Fund’s portfolio securities, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the equity markets and interest rate movements. See “Risk Factors” and “Description of Shares.” The Fund’s Shares are designed primarily for long-term investors. You should not purchase Shares if you intend to sell them shortly after purchase.

Distributions

The Fund intends to distribute to shareholders all or a portion of its net investment income quarterly and realized net capital gains, if any, at least annually. [The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this Prospectus.]

Dividends and capital gain distributions generally are reinvested in additional Shares of the Fund under the Fund’s automatic dividend reinvestment plan.

However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividends and Distributions,” “Automatic Dividend Reinvestment Plan” and “Federal Income Tax Matters.”

Administrator, Custodian, Transfer Agent, Registrar and Dividend Disbursing Agent	serves as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent.

SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)%
Offering Expenses Borne by the Fund (as a percentage of offering price)%		(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets
Annual Expenses
Management Fee(3)%
Other Expenses(4)%
Other Expenses of the Fund(5)%
Other Expenses of the Subsidiary %
Acquired Fund Fees and Expenses(6)%
Total Annual Expenses %

(1)         The Adviser has agreed to pay all organizational expenses of the Fund and all offering expenses of the Fund (other than the sales load) that exceed $             per Share.  The offering expenses of this offering to be borne by the Fund are estimated to be approximately $             or $             per common share and will result in a reduction of the net assets of the Fund.

(2)         A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3)         [The Fund intends to invest in the Subsidiary.  The Subsidiary has entered into a separate advisory agreement with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. “Management Fees” reflects an estimate of the gross management fees to be paid to the Adviser by the Fund and the Subsidiary during the Fund’s current fiscal year.]

(4)         Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year [and  include the expenses of the Subsidiary].

(5)         The Fund’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, expenses of the Subsidiary, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(6)         The Fund may invest a portion of its assets in other investment companies, including ETFs (the “Acquired Funds”).  The Fund’s shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Fund invests.  “Acquired Fund Fees and Expenses” in the table is an estimate of those expenses.  The estimate is based upon the estimated allocation of the Fund’s investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the current fiscal year.  Actual Acquired Fund expenses incurred by the Fund may vary with changes in the allocation of Fund assets among the Acquired Funds and with other events that directly affect the expenses of the Acquired Funds.  Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

Example

As required by the relevant SEC regulations, the following example illustrates the expenses (including the sales load of $             and estimated offering expenses of this offering of $             and $            ) that you would pay on a $1,000 investment in Shares, assuming (1) total net annual expenses of             % of net assets attributable to Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

*       The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at NAV.

The purpose of the table and example in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the Shares.  As of the date of this Prospectus, the Fund has not commenced operations.  The amounts set forth in the tables are based on estimates for the Fund’s first fiscal year of operations and assume that the Fund issues approximately              Shares.  If the Fund issues fewer Shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to Shares.

The table below describes the fees and expenses that you would pay if the Fund were to convert to an ETF and you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
(fees paid directly from your investments)	None	*
Annual Fund Operating Expenses(4)
(expenses that are deducted from the Fund’s assets)
Management Fee	%
Other Expenses	%
Other Expenses of the Fund(5)%
Other Expenses of the Subsidiary	%
Acquired Fund Fees and Expenses	%
Annual Fund Operating Expenses	%

(1)         The Fund had not commenced operations as of the date of this Prospectus.  The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the current fiscal year [and include the expenses of the Subsidiary].

(2)         When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(3)         If a Creation Unit is purchased or redeemed outside the National Securities Clearing Corporation (“NSCC”), if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.  See “Creations and Redemptions” for a further discussion of these fees.

(4)         Expressed as a percentage of average net assets.

(5)         The Fund’s Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, expenses of the Subsidiary, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*                See “Creations and Redemptions.”

Example

This example is intended to help you compare the cost of investing in the Fund if the Fund were to convert to an ETF with the cost of investing in other funds.  This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s gross operating expenses remain the same.  Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

THE FUND

PowerShares Commodities Opportunity ACCE Fund is a newly organized, non-diversified, closed-end management investment company.  The Fund was organized as a Delaware statutory trust on September 17, 2009, and has registered under the Investment Company Act.  As a newly organized entity, the Fund has no operating history.  The Fund’s principal office is located at 301 West Roosevelt Road, Wheaton, Illinois 60187, and its telephone number is (800) 983-0903.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             (or approximately $             assuming the underwriters exercise the overallotment option in full) after payment of the estimated offering expenses and the deduction of the sales load.  The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and principal investment strategies as stated below.  See “Investment Objective and Principal Investment Strategies.”  [We currently anticipate that the Fund will be able to invest the proceeds of this offering pursuant to the Fund’s investment objective and policies within three months after the completion of this offering.]

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek total return.  There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund seeks to achieve its investment objective of total return by investing in commodity-linked derivative instruments to gain exposure to the commodities market and other fixed-income securities.  Commodity-linked derivative instruments in which the Fund may invest, either directly or indirectly through the Subsidiary, include commodity-linked notes, commodity swaps, commodity futures, commodity options and options on commodity futures.  The Fund and/or the Subsidiary may also invest in ETFs that provide exposure to commodities.  The Fund and/or the Subsidiary may maintain a significant percentage of its assets in short-term fixed-income securities, including affiliated and unaffiliated money market funds, to collateralize its commodity-linked derivatives exposure on a day-to-day basis.

The Fund seeks to outperform the Rogers International Commodity Index®, a composite U.S. dollar-based total return index designed to represent the value of a basket of commodities consumed in the global economy.  [The Rogers International Commodity Index® includes commodities that play a significant role in worldwide (developed and developing economies) consumption measured via tracking international import and export patterns, and domestic consumption environments of the world’s prime commodity consumers.]

The Fund expects to gain exposure to the commodities market through direct investment in commodity-linked notes linked to the Rogers International Commodity Index®.  Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract.  Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

The Fund also expects to gain exposure to the commodities market indirectly by investing up to 25% of its total assets in the Subsidiary.  The Subsidiary is designed to enhance the ability of the Fund to obtain exposure to the commodities market through commodity swaps, commodity options, commodity futures, options on commodity futures and investments in ETFs that provide exposure to commodities consistent with the limits of the federal tax law requirements applicable to registered investment companies through an enhanced indexing strategy.

The Advisers pursue a proprietary commodities strategy in seeking to outperform the Rogers International Commodity Index®.  The proprietary commodities strategy seeks to achieve outperformance by emphasizing commodities that are more difficult to store than the typical commodity, selecting commodities contracts based on various strategic factors and overweighting or underweighting specific commodities based on a quantitative assessment of each commodity’s relative risks and performance prospects.

The Subsidiary is advised by the Advisers and, to the extent applicable, will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund, except that the Subsidiary may invest without limitation in commodity options, commodity-linked swaps and other commodity-linked derivative instruments.  The Subsidiary will be subject to, among other things, the same requirements as the Fund with respect to leverage, liquidity and valuation of portfolio securities.  The Fund will be subject to the risks associated with any investment by the Subsidiary to the extent of the Fund’s investment in the Subsidiary.

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.  The payment streams are calculated by reference to an agreed upon notional amount.

The Fund may also invest (principally through the Subsidiary) in commodity options, futures contracts and options on futures contracts and other commodity-linked derivatives.  Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a commodity or commodity index at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

The Fund’s investment objective, as well as each of the other policies described herein, each constitute a non-fundamental policy of the Fund that may be changed by the Fund’s Board without shareholder approval.  Certain fundamental policies of the Fund are set forth in the Fund’s SAI under “Investment Restrictions.”

The Fund’s Investments

Commodity-Linked Notes

The Fund expects to gain exposure to the commodities market through direct investment in commodity-linked notes.  Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract.  Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Swaps

Investments will also be made in commodity swaps.  Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.  The payment streams are calculated by reference to an agreed upon notional amount.  Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund (whether directly or through the Subsidiary) receiving or paying, as the case may be, only the net amount of the two payments.  The Fund’s obligations (whether directly or through the Subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund.

Futures and Options on Futures Contracts

Futures contracts and options on futures contracts allow for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities.  Futures contracts enable the seller to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.  An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity.  The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., or has a similar rating from a comparable rating agency, or, if unrated, of comparable quality as determined by the Advisers; (iv) repurchase agreements; and (v) money market mutual funds.  Certificates of deposit are short-term negotiable obligations of commercial banks.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.  Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Bank Instruments

The Fund may invest in certificates of deposit, time deposits and bankers’ acceptances from U.S. banks.  A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.  A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity.  Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Commercial Instruments

The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments that are denominated in U.S. dollars.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers which meet the quality criteria of the Fund.

Debt Obligations

The Fund may invest in corporate bonds and notes issued by U.S. and foreign issuers.  Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.  In choosing corporate debt securities on behalf of the Fund, the Advisers may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date.  These agreements may be made with respect to any of the portfolio securities in which the

Fund is authorized to invest.  Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Advisers will monitor the continued creditworthiness of Qualified Institutions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing.  The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date.  Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities.  Reverse repurchase agreements are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash.  Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Advisers believe it will be advantageous to the Fund.  The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund will segregate or earmark on its books a separate account for the Fund with liquid securities having a value equal to or greater than such commitments.

Borrowing

The Fund may borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities.  The Fund will only borrow when the Advisers believe that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation.  The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks.  For example, leveraging may exaggerate changes in and increase the volatility of the NAV of Fund Shares.  This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures and forward contracts, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Temporary Investments

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include short-term fixed income securities, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Advisers to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least 105% of the market value of the securities loaned.  The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral.  The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities in advance (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund.)  In addition, the Fund will bear the risk of loss of any cash collateral that it invests.  The Fund will lend portfolio securities only to firms that have been approved in advance by the Board, which will monitor the creditworthiness of any such firms.

RISK FACTORS

Principal Risks of Investing in the Fund

Commodity Risk

The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds.  The commodities markets may fluctuate widely based on a variety of factors.  These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable.  The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.  Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers.  As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing Shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

Derivatives Risk

A derivative is a financial instrument the value of which depends upon (or is derived from) the value of another asset, security, interest rate or index.  The use of derivatives by the Fund involves risks that are different from, and in many cases greater than, the risks associated with investing directly in securities.  Derivatives are subject to the risk that the market value of the derivative itself or the market value of the underlying instrument will change in a way adverse to the Fund’s interests.  In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index.  This will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  As a result, the Fund may incur larger losses or smaller gains than otherwise would be the case if the Fund invested directly in the underlying securities.

The Fund is subject to asset segregation requirements, applicable to all closed-end funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.  Under these requirements, the Fund must set aside liquid assets (referred to sometimes as “asset segregation”), or engage in other measures, while the derivatives instruments are held.  This may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Fund.

Risks of Investing in Commodity-Linked Derivatives

The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable.  Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.  The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index.  Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments.  A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities.  Therefore, at maturity, the Fund may receive more or less principal than it originally invested.  The Fund might receive interest payments that are more or less than the stated coupon interest payments.

In connection with the Fund’s direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty.  However, due to the limited number of entities that may serve as counterparties (and which the Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund’s exposure to counterparty credit risk.  There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Commodity-Linked Notes.  The Fund’s investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value.  In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment.  To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment.  At any time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.  Commodity-linked notes are also subject to the credit risk of the issuer.  If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile.  Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable.  Certain commodity-linked notes in which the Fund may invest will be leveraged, which means that the amount by which the value of the notes will rise or fall in response to changes in the underlying instrument has been magnified by a certain multiple.  This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.   Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Swaps.  The Fund (whether directly or through the Subsidiary) may invest in swap agreements, that enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or  instruments.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to indexes, commodities or other instruments.  If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses.  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.  Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps.  Swaps do not have uniform terms and in general are not transferable without the consent of the counterparty.

As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

Options and Futures.  The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets would subject the Fund’s portfolio to certain risks.  The Advisers’ predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used.  Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument.  OTC options subject the Fund to the risk that a counterparty may default on its obligations.

By definition, futures contracts project price levels in the future and not current levels of valuation, and therefore market circumstances may result in a discrepancy between the price of the commodity future and the movement in the underlying commodity.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.  The risk of a futures position may still be large as traditionally measured due to the low margin deposits required.  In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.  There is a risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.  Certain futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses.  In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Risks of Investment in Wholly-owned Subsidiary

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.  The Subsidiary will not be registered under the Investment Company Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the Investment Company Act.  However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the [Advisers], making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary.  Also, the [Advisers], in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Fixed-Income Securities

All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  Such an event may result in a reduction of the credit rating of the securities.  Credit ratings are a measure of credit quality.  Although a downgrade or upgrade of a security’s credit ratings may or may not affect its price, a decline in credit quality may make securities less attractive, thereby driving down the price.  To the extent that the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities.  Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.  When the general level of interest rates goes up, the prices of most fixed-income securities go down.  When the general level of interest rates goes down, the prices of most fixed-income securities go up.  Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security.

Tax Treatment of the Fund’s Investment Strategies

The Fund intends to qualify as a regulated investment company, or RIC, for federal income tax purposes.  To qualify as a RIC, among other requirements, at least 90% of the gross income of the Fund must be derived from certain qualifying sources or income.  The Internal Revenue Service, or IRS, has recently issued a number of private letter rulings concluding that the income from commodity-linked notes similar to the ones in which the Fund intends to invest is qualifying income for these purposes.  The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code.  As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.  However, the IRS has also recently issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the Subsidiary itself owns commodity-linked swaps, whether received in the form of current distributions or under certain federal income tax rules that would cause the Fund to recognize income corresponding to certain income of the Subsidiary in advance of receiving distributions from the Subsidiary.  Private letter rulings can only be relied upon by the taxpayer that receives them, and the Fund does not itself intend to seek a ruling from the IRS with respect to its investments.  However, based on the analysis in these rulings, the Fund intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income.  With respect to some of the law considered in these rulings, there is no authority directly addressing the issues.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues.  The Fund believes that these conclusions would be upheld if challenged.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might be required to restructure its investments in order to continue to satisfy the qualifying income test or, if the Fund could not adequately restructure its investments, the Fund might to cease to qualify as a RIC.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain, if any, will be taxable to the shareholder as ordinary income.  Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate shareholders (for taxable years beginning before January 1, 2011) and (ii) for the dividends received deduction in the case of corporate shareholders.  In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Investment in Other Investment Companies and ETFs

Subject to the limitations set forth in the Investment Company Act or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including ETFs.  These investment companies will generally have investment exposure to the commodities markets which may subject them to greater volatility than investments in traditional securities.  The market value of the shares of other investment companies and ETFs may differ from their NAV.  As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged.  As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Concentration Risk

Because the Fund concentrates its investments in the commodities market, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Foreign Securities Risk

The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities.  One additional risk is currency risk.  While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market.  If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.  This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.  Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies.  Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.  Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile.  Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.  In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries.  Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries.  In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Additional Risks

General

The Fund is not a complete investment program and should only be considered as an addition to an investor’s existing diversified portfolio of investments.  The Fund is intended to be a long-term investment vehicle.  The Fund is not designed to provide investors with a means of speculating on short-term stock market movements.

Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

Investment and Market Risk

An investment in the Shares is subject to investment risk, including the possible loss of the entire amount that you invest.  An investment in the Fund’s Shares represents an indirect investment in the investments owned by the Fund.  The value of these investments, like other market investments, may move up or down, sometimes rapidly and unpredictably.  Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Market Discount from NAV and Expected Reductions in NAV

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering.  This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities.  Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV.  Proceeds from the sale of Shares in this offering will be reduced by             % (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Share equal to $            , before deducting offering expenses.  The NAV of the Fund and NAV per Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $             NAV per Share).  The Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Shares and distributions thereon can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Recent Developments in Financial Markets

Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty.  Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market.  General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value.  In addition, these market conditions may make valuation of some of the Fund’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  A significant decline in the value of the Fund’s portfolio would likely result in a significant decline in the value of an investment in the Fund.

The recent instability in the financial markets has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of the securities in which the Fund invests, in unforeseeable ways that could have a material adverse effect on the Fund’s business and operations.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Fund.

Repurchase Agreements Risk

The use of repurchase agreements involves certain risks.  For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Early Closing Risk

The normal close of trading in securities listed on the              is 4:00 p.m., Eastern Time.  Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell  securities or other financial instruments on that day.  If an exchange or market closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

Trading Halt Risk

The Fund typically will hold short-term options and futures contracts (primarily through the Subsidiary).  The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contact may decline over various time periods within a day.  In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market may decline over various time periods within a day.  If the price of a security, an option or a futures contract declines more than the established limits, trading on the exchange is halted on that instrument.  If a trading half occurs, the Fund may temporarily be unable to purchase or sell the options, futures contracts or securities that are the subject of the trading halt.  Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.  In such an event, the Fund also may be required to fair value its outstanding contracts or securities.

Advisers Risk

The Advisers may not be successful in selecting the best-performing securities or investment techniques, and the Fund may underperform relative to funds with similar investment policies.

Temporary Investments

The Fund may take a temporary defensive position and hold a portion of its assets in cash or cash equivalents, which may include short-term debt securities, if there are inadequate investment opportunities available due to adverse market, economic, political or other conditions.  Maintaining a larger proportion of the Fund’s assets in cash rather than securities could negatively impact the Fund’s investment results in a period of rising market prices.  Conversely, it could reduce the magnitude of the Fund’s losses in the event of falling market prices and provide liquidity to make additional investments.

Risks of Lending Portfolio Securities

The Fund may lend its portfolio securities.  There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially.  These delays and costs could be greater for foreign securities.  However, loans will be made only to borrowers deemed by the Advisers to be creditworthy and when, in the judgment of the Advisers, the income that can be earned from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss.  Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, the instability in the Middle East and terrorist attacks in the United States and around the world have resulted in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.

In addition, trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors. In particular, since late 2007, the trading markets for certain classes of securities have been dramatically impaired, resulting in turmoil in the credit markets generally and a dramatically reduced market for mortgage backed securities in particular.

The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects that these or similar events in the future will have on the United States and worldwide economies and securities markets.

Anti-Takeover Provisions Risk

The Fund’s Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.  Such provisions could limit the ability of shareholders to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund (other than through automatic conversion to an ETF) and a merger, liquidation, asset sale or similar transaction.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board provides broad supervision over the affairs of the Fund.  The officers of the Fund are responsible for the Fund’s operations.  The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the SAI.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care.  The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee’s own interest or the interest of another person or organization.  A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Investment Adviser and Sub-Advisers

The Fund has contracted with the Adviser to act as its investment adviser.  Invesco PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Actively Managed Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $             billion as of             , 2009.  Certain Trustees or officers of the Fund are also directors and/or officers of the Adviser.  The address of the Adviser is 301 West Roosevelt Road, Wheaton, Illinois 60187.  In addition to managing the Fund’s portfolio, the Adviser supervises the Fund’s compliance program and provides for the general management of the business affairs of the Fund.

[The senior management team of the Sub-Advisers has a long track record and broad experience in managing, analyzing and investing in commodities.]  As of             , 2009, assets under management by the Adviser were approximately $             billion and assets under management by Invesco Institutional were approximately $             billion.

The Adviser has overall responsibility as the Fund’s investment adviser for the ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of the Sub-Advisers.  The Adviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund’s investment objective and principal investment strategies, subject to the supervision of the Fund’s Board.  The Adviser also reports to the Board on the Fund’s investments and performance.

Invesco Institutional, located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, has acted as an investment adviser since 1988 and is the primary Sub-Adviser to the Fund.

The following affiliates of the Adviser serve as Sub-Advisers to the Fund and may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund:

Invesco Aim Advisors, Inc., located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, has acted as an investment adviser since 1976.

Invesco Asset Management Deutschland GmbH, located at Bleichstrasse 60-62, Frankfurt, Germany 60313, has acted as an investment adviser since 1998.

Invesco Asset Management Limited, located at 30 Finsbury Square, London, EC2A, 1AG, United Kingdom, has acted as an investment adviser since 2001.

Invesco Asset Management (Japan) Limited, located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomo 4-chrome, Minato-ku, Tokyo 105-6025, Japan, has acted as an investment adviser since 1996.

Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia, has acted as an investment adviser since 1983.

Invesco Global Asset Management (N.A.), Inc., located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, has acted as an investment adviser since 1997.

Invesco Hong Kong Limited, located at 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong, has acted as an investment adviser since 1994.

Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036, has acted as an investment adviser since 1992.

Invesco Trimark Ltd., located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7, has acted as an investment adviser since 1994.

The Adviser and the Sub-Advisers are subsidiaries of Invesco Ltd.

Investment Advisory Agreement and Sub-Advisory Agreement

Under the terms of an investment advisory agreement (the “Investment Advisory Agreement”), the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.   For its services to the Fund, the Fund has agreed to pay an annual unitary management fee equal to             % of its average daily net assets (the “Advisory Fee”).

For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual fee (the “Sub-Advisory Fee”) from the Advisory Fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV, using for each daily calculation the most recently determined NAV of the Fund.  On an annual basis, the Sub-Advisory fee is equal to             % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and Sub-Advisory Fee would not change.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the [annual/semi-annual] report to shareholders for the period ending             , 2009.

Administration Agreement

The Fund will enter into an administration agreement with             , pursuant to which              will provide certain administrative and accounting services to the Fund.  As compensation for the services provided under the administration agreement,              receives certain out-of-pocket costs, transition fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Portfolio Management

Investment decisions for the Fund are made by investment management teams at Invesco Institutional. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

is a Portfolio Manager and the lead manager overseeing the investment team and Fund operations and has been responsible for the management of the Fund since its inception. He has been associated with Invesco Institutional and/or its affiliates since             .

, Portfolio Manager, has been responsible for the management of the Fund since its inception and has been associated with Invesco Institutional and/or its affiliates since             . Prior to joining Invesco Institutional and/or its affiliates,              had been employed by              since             , where he was most recently             .

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute dividends of all or a portion of its net investment income quarterly to holders of Shares.  [It is expected that the Fund will commence paying dividends to holders of Shares within approximately 60 to 90 days of the date of this Prospectus.]  Dividends and distributions may be payable in the manner determined by the Trustees, including cash or Shares with the option to receive cash in lieu of the Shares.  For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year.  All or substantially all net realized capital gains, if any, also will be distributed to the Fund’s shareholders at least annually.

See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in Shares.  Dividends and distributions may be taxable to shareholders whether they are reinvested in Shares of the Fund or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by             , as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in Shares with the option to take cash and the Shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in Shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The Shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the              or elsewhere.  If, on the payment date for any dividend or distribution, the NAV per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued Shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the             , participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those Shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the NAV per Share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares.  If the market price plus commissions is below the NAV per share, participants receive distributions of Shares with a NAV greater than the value of any cash distribution they would have received on their Shares.  However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the NAV.  Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the NAV.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at             .

If the Fund converts to an ETF, the Fund would no longer offer the Plan.  Distributions in cash may then be reinvested automatically in additional whole Shares only if the broker through whom a shareholder purchased Shares makes such option available.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if the shareholder wishes to sell his or her shares of a closed-end fund, he or she must trade them on the market like any other stock at the prevailing market price at that time.  In an open-end or mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV per share.  Shares of closed-end funds like the Fund have during some periods traded at prices higher than their NAV (at a “premium”) and during other periods have traded at prices below their NAV (at a “discount”).  This is in part because the market price reflects the dividend yield on the Shares.  When the yield on the NAV per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the NAV per share to adjust the yield to a comparable market rate.  To the extent that the Shares trade at a discount, the Fund’s Declaration provides for an automatic conversion to an ETF, as set forth below.

CONVERSION TO AN EXCHANGE-TRADED FUND

Automatic Conversion Provision

The Fund’s conversion to an ETF will occur automatically following the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.

The Declaration provides that, beginning after              months from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at a median discount of             % or greater to the NAV of the Fund over any period of              consecutive days.*  This automatic conversion provision may be amended only by the affirmative vote of the holders at least             % of the Fund’s outstanding voting securities.

Once the Automatic Conversion Provision has been triggered, the Fund will be required to take steps to convert to an ETF from a closed-end investment company even if the Fund ceases to trade at a             % or greater discount to the NAV of the Fund.  As soon as practicable after the Automatic Conversion Provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the SEC [or such other date as may be determined by the Board].  In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objective as the Fund by investing in substantially similar types of investments as the Fund.  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  The disclosure concerning the Fund contained in such registration statement will be substantially similar to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to ETFs.

If the Fund converts to an ETF, its Shares will be listed and traded on the              under the [same symbol].  In addition, it will continuously issue and offer for sale Shares in large blocks of [50,000] Shares (with each block of [50,000] Shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per Share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally for cash.

The conversion of the Fund from a closed-end fund into an ETF will not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

*              Patent pending.

CREATIONS AND REDEMPTIONS

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a brief description of the procedures that would be applicable to the purchase and redemption of Creation Units.  For more detailed information, see “Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Purchase

If the Fund converts to an ETF, Creation Units of the Fund generally will be sold principally for cash, calculated based on the NAV per share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below.  The Fund also reserves the right to permit or require Creation Units to be issued in-kind.  If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.” The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.  The list of names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Fund’s custodian through the facilities of the NSCC immediately prior to the opening of business each day of the             .  Creation Units of the Fund sold for cash will be calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed and a variable transaction fee as discussed below.  When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of portfolio securities that would otherwise be provided by an in-kind purchaser.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the Depositary Trust Company (“DTC Participant”) that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”).  All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per share.  In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time.  A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.  See “Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

A fixed creation transaction fee of $             (the “Creation Transaction Fee”) would be applicable to each transaction regardless of the number of Creation Units purchased in the transaction.  An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.  See “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.  The price for each Creation Unit will equal the daily NAV per share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

If in-kind creations are permitted, Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.  See “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Legal Restrictions on Transactions in Certain Securities

In the event that in-kind creations are permitted or required, an investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit.  For more details, see “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

Creations and redemptions of Shares for the Fund Securities (as defined below) will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits or requires cash redemptions) reserve the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Redemption

Creation Units of the Fund generally will be redeemed principally for cash, calculated based on the Deposit Cash, less a fixed transaction fee as discussed below.  If in-kind redemptions are permitted or required, the Fund’s custodian will make available immediately prior to the opening of business each day of the             , through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”).  If in-kind redemptions are permitted or required, Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.  Unless cash redemptions are permitted or required for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes.  Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder.  For more details, see “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

An order to redeem Creation Units may only be effected by or through an AP.  An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day’s closing NAV per Share.  If in-kind redemptions are permitted or required, in the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $             (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.  An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units.  See “Automatic Conversion to an Exchange-Traded Fund—Creation and Redemption of Creation Unit Aggregations” in the SAI.

[Distribution Fee

Upon conversion to an ETF, the ETF would be authorized to institute a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, although there is no expectation that such a fee would be imposed.  Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its Shares of up to 0.25% per annum of the ETF’s average daily net assets.  The Plan would provide that the ETF may finance activities which are primarily intended to result in the sale of the ETF’s Shares, including, but not limited to, advertising, printing of Prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the ETF or its distributor.]

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Shares of the Fund.  This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their Shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances.  This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their Shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities.  In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences.  The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of interests in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders.  In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets.  If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain.  If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Plan.  For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Shares of the Fund.  In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held Shares of the Fund.  The Fund does not expect to pay any distributions of qualified dividend income that may be eligible for lower tax rates.

Income derived by the Fund from its investment in the Subsidiary will be taxed as ordinary income and any losses in the Subsidiary would not offset income earned by the Fund for purposes of computing the Fund’s distributable taxable income.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its Shares and any such amount in excess of that basis will be treated as gain from the sale of Shares, as discussed below.  The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Shareholders receiving a distribution in the form of additional Shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the Shares received, determined as of the distribution date.  The basis of such Shares will equal the amount of the distribution.  The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional Shares of the Fund will receive a report as to the NAV of those Shares.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate Shares of such undistributed amount, and (ii) will be entitled to credit their proportionate Shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Sales and other dispositions of the Fund’s Shares generally are taxable events for shareholders that are subject to tax.  Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the Shares sold.  Such gain or loss generally will be treated as long-term gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term gain or loss.  Any loss recognized by a shareholder upon the sale or other disposition of Shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such Shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such Shares.  Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event substantially identical Shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Shares.  The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund’s Shares paid to certain holders of the Fund’s Shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders.  As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive.  A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the SAI which is incorporated by reference into this Prospectus.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

NET ASSET VALUE

             calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Fund’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market-maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market-maker (or dealer) or (iii) based on amortized cost.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Fund’s valuation policies and procedures approved by the Board. Money market securities maturing in 60 days or less will be valued at amortized cost.  Options on commodities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two of more dealers unless there is only one dealer, in which case that dealer’s price is used.   Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund’s pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund.  Options on futures contracts generally are valued with reference to the underlying futures contract.  Securities regularly traded in an OTC market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s NAV is calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day.  The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares, with or without par value, for such consideration and on such terms as the Trustees may determine, and shall initially consist of an unlimited number of shares of beneficial interest, no par value, per share.  The shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the Trustees may determine.  The Trustees may establish one or more additional series or classes of shares and series of any such shares[, including preferred shares,] from time to time and may set or change in any one or more respects the designations, preferences, conversion or other rights or features, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Shares.  The Board, without shareholder approval, is authorized to amend the Declaration.  The Fund is also authorized to issue other securities, including debt securities.

Shares, when issued and outstanding, will be fully paid and non-assessable.  Under Delaware law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund.  However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees.  The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder.  Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund.  Common shareholders are entitled to one vote for each share held.

The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

[The Adviser intends to provide the initial capital for the Fund by purchasing Shares of the Fund.  As of the date of this Prospectus, the Adviser owned 100% of the outstanding Shares of the Fund.  The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Shares of the Fund.]

CERTAIN PROVISIONS OF THE AGREEMENT AND
DECLARATION OF TRUST AND BY-LAWS

[The Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

Under the Declaration, the Board is divided into three classes of approximately equal size.  The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board is elected by shareholders each year.  This provision of the Declaration may only be changed with a vote of at least [75]% of the Trustees then in office.

A Trustee may be removed from office with or without cause by a vote of at least two-thirds of the Trustees or by a vote of the holders of at least two-thirds of the Shares entitled to be voted on the matter.

The Declaration requires a shareholder vote only on those matters where the Investment Company Act or the Fund’s listing with an exchange require a shareholder vote, and on a change to the automatic conversion feature contained in the Declaration, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  Therefore, the Trustees may approve reorganizations between the Fund and another entity, such as another closed end fund, and the sale of all or substantially all of its assets without shareholder approval if the Investment Company Act would not require such approval.  Where a shareholder vote is required, however, the Declaration requires the favorable vote of at least [75]% of the Fund’s Shares to approve the following:

•                                          a reorganization, merger or consolidation or statutory share exchange of the Fund with or into any other entity;

•                                          a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•                                          the conversion of the Fund into an open-end investment company;

unless such action has been approved, adopted or authorized by the affirmative vote of at least [75]% of the total number of Trustees fixed in accordance with the Declaration, in which case the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund is required.

The Declaration also contains the Automatic Conversion Provision, and provides that the Automatic Conversion Provision may only be amended by the affirmative vote of at least [75]% of the Fund’s outstanding Shares.  Conversion to an ETF would also require changes in certain of the Fund’s investment policies and restrictions.  See “Conversion to an Exchange-Traded Fund.”

The Declaration requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least [75]% of the outstanding Shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of Shares and their associates, unless the transaction has been approved by at least [75]% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund shall be required.  For purposes of these provisions, a 5% or greater holder of a class or series of Shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of any class or series of Shares of beneficial interest of the Fund.  The 5% holder transactions subject to these special approval requirements are:

•                                          the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•                                          the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

•                                          the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

•                                          the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

The Declaration further provides that the Trustees have the power, to the exclusion of shareholders, to make, alter or repeal any provisions of the Declaration or the By-Laws (except with respect to the Automatic Conversion Provision of the Declaration which requires a [75]% shareholder vote for its amendment).  The Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders.  With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions).  In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws.  Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.  If the Fund converts to an ETF, it would no longer be required to hold annual meetings of shareholders.

UNDERWRITING

Subject to the terms and conditions stated in the underwriting agreement dated             , 2009, each underwriter named below, for which              is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Shares set forth opposite the name of such underwriter.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.  The underwriters are obligated to purchase all the Shares sold under the underwriting agreement if any of the Shares are purchased.  In the underwriting agreement, the Fund and the Adviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Shares to certain dealers at the public offering price less a concession not in excess of $             per Share.  The sales load the Fund will pay of $             per share is equal to             % of the initial offering price.  The underwriters may allow, and the dealers may reallow, a discount not in excess of $             per Share on sales to other dealers.  After the initial public offering, the public offering price, concession and discount may be changed.  Investors must pay for any Shares purchased on or before             , 2009.

The following table shows the public offering price, sales load and proceeds to the Fund.  The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Overallotment Option		With Overallotment Option
Public offering price	$	$	$
Sales load	$	$	$
Proceeds, after expenses, to the Fund	$	$	$

Overallotment Option

The Fund has granted the underwriters an option to purchase up to              additional Shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover any overallotments.  If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing the Fund’s Shares.  However, the representative may engage in transactions that stabilize the price of Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Fund’s Shares in connection with the offering, that is, if they sell more Shares than are listed on the cover of this Prospectus, the representative may reduce that short position by purchasing Shares in the open market.  The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above.  The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares are repurchased by the syndicate in stabilizing or covering transactions.  Purchases of Shares to stabilize its price or to reduce a short position may cause the price of the Fund’s Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of Shares.  In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund’s portfolio transactions.  The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

The Shares will be sold to ensure that              distribution standards (that is, round lots, public shares and aggregate market value) will be met.

The address of              is             .

The sum total of all compensation to underwriters in connection with this public offering of Shares, including sales load, will be limited to             % of the total price to the public of the Shares sold in this offering.

In connection with this offering, certain of the underwriters or dealers may distribute Prospectuses electronically.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
REGISTRAR AND DIVIDEND DISBURSING AGENT

             will serve as the Fund’s administrator, custodian, transfer agent, registrar and dividend disbursing agent for the Fund’s Shares.

VALIDITY OF SHARES

Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Dechert LLP, New York, New York.  Certain matters have been passed upon for the underwriters by             .

Until             , 2009 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This is in addition to the dealer’s obligation to deliver a Prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

Shares

[LOGO]

PowerShares Commodities Opportunity ACCE Fund

Shares of Beneficial Interest

$             per Share

PROSPECTUS

            , 2009

SUBJECT TO COMPLETION, DATED SEPTEMBER 18, 2009

The information in this Statement of Additional Information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investment Company Act File No. 811-

PowerShares Commodities Opportunity ACCE Fund

Statement of Additional Information

Dated             , 2009

This Statement of Additional Information (“SAI”) is not a Prospectus.  It should be read in conjunction with the Prospectus dated             , 2009 for the PowerShares Commodities Opportunity ACCE Fund.  Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.  A copy of the Prospectus may be obtained without charge by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187 or by calling toll free [(800) 983-0903].

ii

GENERAL DESCRIPTION OF THE FUND

The Fund was organized as a Delaware statutory trust on September 17, 2009.  The Fund is a closed-end, non-diversified, management investment company, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The shares of beneficial interest of the Fund are referred to herein as “Shares.”  The Fund’s Shares are expected to be listed on the              (the “            “), subject to notice of issuance.  Shares will trade on the              at market prices that may be below, at or above the Fund’s net asset value (“NAV”).

The Fund is managed by Invesco PowerShares Capital Management LLC (the “Adviser”).  The Adviser has entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services and investment advice to the Fund. These affiliated sub-advisers (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”), each of which is a registered investment adviser under the Investment Company Act, include Invesco Aim Advisors, Inc. (“Invesco AIM”); Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”); Invesco Asset Management Limited (“Invesco Asset Management”); Invesco Asset Management (Japan) Limited (“Invesco Japan”); Invesco Hong Kong Limited (“Invesco Hong Kong”); Invesco Australia Limited (“Invesco Australia”); Invesco Institutional (N.A.), Inc. (“Invesco Institutional”); Invesco Global Asset Management (N.A.), Inc. (“Invesco Global”); Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”); and Invesco Trimark Ltd. (“Invesco Trimark”).

The Adviser and the Sub-Advisers (collectively referred to herein as the “Advisers”) are subsidiaries of Invesco Ltd.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the              necessary to maintain the listing of Shares will continue to be met.  The              may, but is not required to, remove the Shares from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares for 30 or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the             , makes further dealings on the Exchange inadvisable.  The              will remove the Shares from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the             , broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The Fund’s investment objective is to seek total return.  The Fund’s investment objective is a non-fundamental policy that may be changed by the Board of Trustees (the “Board”) without shareholder approval.  There can be no assurance that the Fund will achieve its investment objective.

Investment Restrictions

The Board has adopted as fundamental policies the Fund’s investment restrictions numbered (1) through (7) below.  The Fund, as a fundamental policy, may not:

(1)           Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)           Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3)           Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)           Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)           Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)           Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)           Issue senior securities, except as permitted under the Investment Company Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities.”  As defined in the Investment Company Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval.  The Fund may not:

(1)           Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)           Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)           Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

(4)           Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

2

INVESTMENT POLICIES AND RISKS

A discussion of the Fund’s investment policies is contained in the Fund’s Prospectus in the section entitled “Investment Objective and Principal Investment Strategies” and “Risk Factors.”  The discussion below supplements, and should be read in conjunction with, these sections.

Common Stock.  The Fund may invest in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The Fund participates in the success or failure of any company in which it holds stock.  The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

When-Issued Securities.  The Fund may purchase when-issued securities.  Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued.  The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment.  The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates.  Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree.  Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment.  The Fund will employ techniques designed to reduce such risks.  If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment.  If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

Futures and Options.  The Fund may enter into U.S. futures contracts, options and options on futures contracts.  These futures contracts and options will be used to facilitate trading or to reduce transaction costs.  The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time.  A put option gives a holder the right to sell a specific security at a specified price

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within a specified period of time.  The initial purchaser of a call option pays the “writer” i.e., the party selling the option a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.  The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund.  The potential for loss related to writing call options on equity securities or indices is unlimited.  The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.   The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions.

The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract.  The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities subject to the call option.  In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

The Fund may write a put option without owning the underlying security if it covers the option.  The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

If an option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or contract, which will be increased or offset by the premium received.  The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date or both.

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The Fund may purchase a call option for the purpose of acquiring the underlying security or contract for its portfolio.  The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities.  Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or contract at the exercise price of the call option plus the premium paid.  So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract.   If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

The Fund may only purchase a put option on an underlying security or contract (“protective put”) owned by the Fund in order to protect against an anticipated decline in the value of the security or contract.  Such hedge protection is provided only during the life of the put option.  The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option.  Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.  The Fund may also purchase put options on underlying securities or contracts against which it has written other put options.  For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Fund may write call options on underlying securities or contracts against which it has purchased protective put options. This strategy is commonly referred to as a “collar.”

Options may be either listed on an exchange or traded in OTC markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts used with negotiated strike prices and expiration dates.  The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from one dealer is available, in which case only that dealer’s price will be used.  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the “multiplier”), which determines the total dollar value for each point of such difference.

The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the

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same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

There is no guarantee that such closing transactions can be effected.  Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts.  The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the “CEA”).  Therefore, it is not subject to the registration and regulatory requirements of the CEA.  Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund’s Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded).  This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

General Risks of Options, Futures and Currency Strategies. The use by the Fund of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow:

(1)  Successful use of hedging and non-hedging transactions depends upon the Advisers’ ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.

(2)  In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)  There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

(5)  As described above, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties.  If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  The requirements might impair the

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Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(6)  There is no assurance that the Fund will use hedging transactions.  For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)  Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”) and the Sub-Advisory Agreement is the responsibility of the Board.  The Fund currently has              Trustees.               Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.  These are the “non-interested” or “independent” Trustees (“Independent Trustees”).  The other Trustee (the “Management Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by each Independent Trustee are shown below.  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.  As of the date of this SAI, the Fund Complex consists of the Fund, four other exchange-traded funds with              portfolios advised by the Adviser (the “Fund Family”) and              other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age Independent Trustees	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

*       This is the period for which the Trustee began serving the Fund.  After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves. (Classes to be provided)

The Management Trustee and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Management Trustee, are shown below.

Name, Address and Age Management Trustees	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board of Trustees, President and Trustee	Since 2009	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)	—	None.

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Name, Address and Age Executive Officer	Position(s) with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

*      This is the period for which the Trustee/Officer began serving the Fund.  Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2008)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2008)

[As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.]

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $             for their service as Trustee (the “Retainer”).  The Fund pays $             of the Retainer.  The other trusts in the Fund Family pay the remaining $             of the Retainer.  Each committee chair receives an additional fee of $             per year[, allocated in the same manner as the Retainer].  The Fund also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

[The Fund has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year.  Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange Traded Fund Trust (“Initial Trust”) or the PowerShares Exchange-Traded Fund Trust II (“Trust II”) that are offered as investment options under the DC Plan.  At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee.  The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.  The Independent Trustees are not eligible for any pension or profit sharing plan.]

The Board has an Audit Committee, consisting of the              Independent Trustees.  Messrs.              currently serve as members of the Audit Committee.  The Audit Committee has the responsibility, among other things, to:  (i) approve and recommend to the Board the selection of the Fund’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Fund’s internal controls.  Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”).

The Board also has a Nominating and Governance Committee consisting of the              Independent Trustees.  Messrs.              currently serve as members of the Nominating and Governance Committee.  The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership.  The Board will consider recommendations for trustees from shareholders.  Nominations from shareholders should be in writing and sent to

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the Secretary of the Fund to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption “Shareholder Communications.”

The following table shows the estimated aggregate compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ending             :

Name of Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex

[As of the date of this SAI, the officers and Trustees of the Fund, in the aggregate, own less than 1% of the shares of the Fund.]

Shareholder Communications.  Shareholders may send communications to the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members).  The shareholder may send the communication to either the Fund’s office or directly to such Board members at the address specified for each Trustee.  Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management.  Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser.  The Adviser provides investment tools and portfolios for advisers and investors.  The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches.  Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the Sub-Advisers and manages or delegates to the Sub-Advisers the duties of the investment and reinvestment of, the assets of the Fund.  The Adviser also administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

Sub-Advisers. The Sub-Advisers manage the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

Portfolio Managers.  The Sub-Advisers’ portfolio managers develop investment models which are used in connection with the management of the Fund.  The information below reflects the other funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.  [As of             , 2009, none of the portfolio managers owned any securities of the Fund.]

As of             , 2009,              managed              registered investment companies with a total of approximately $             in assets,              pooled investment vehicles with a total of approximately $             in assets and              other accounts with a total of approximately $             in assets.

Description of Compensation Structure.  Each Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.  Invesco Institutional

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evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of the Sub-Advisers, to participate in a year-end discretionary bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels.  Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period(1)

Invesco Aim	Four-year average performance against Fund peer group.
Invesco Institutional (Except Invesco Real Estate U.S.) Invesco Global Invesco Australia Invesco Deutschland	One-, three- and five-year performance against Fund peer group.
Invesco Institutional—Invesco Real Estate U.S.	N/A
Invesco Senior Secured	N/A
Invesco Trimark	One-year performance against Fund peer group. Three- and five-year performance against entire universe of Canadian funds.
Invesco Hong Kong Invesco Asset Management	One- and three-year performance against Fund peer group.
Invesco Japan	One-, three- and five-year performance against the appropriate Micropol benchmark.

(1)  Rolling time periods based on calendar year end.

Invesco Institutional—            ‘s bonus is based on net operating profits of Invesco Institutional—            .

‘s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all.  These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

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Because the portfolio managers of the Sub-Advisers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest.  For instance, the Sub-Advisers may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent that the Sub-Advisers have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Advisers’ employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others.  If the Sub-Advisers manage accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Advisers could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  Invesco Institutional and the Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Fund, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.   For its services to the Fund, the Fund has agreed to pay an annual unitary management fee equal to             % of its average daily net assets (the “Advisory Fee”).

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues until             , and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.  The Agreement terminates automatically upon assignment and is terminable at any time without penalty by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

The Adviser, organized February 7, 2003, is located at the 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of the Adviser and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Sub-Advisory Agreement.  The Adviser has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated Sub-Advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. These affiliated Sub-Advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco AIM, Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Global, Invesco Hong Kong, Invesco Institutional, Invesco Senior Secured and Invesco Trimark.

Under the Sub-Advisory Agreement, the Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Sub-Advisory Agreement continues until             , and thereafter only if approved annually by the Board, including a majority of the Independent Trustees.

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The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Advisers, by the Adviser on 60 days’ and not less than 30 days’ written notice to the Sub-Advisers.

For the services rendered by Invesco Institutional under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual fee from the Advisory Fee which will be computed daily and paid as of the last day of each month on the basis of the Fund’s daily NAV (the “Sub-Advisory Fee”), using for each daily calculation the most recently determined NAV of the Fund.  On an annual basis, the Sub-Advisory Fee is equal to             % of the Adviser’s compensation of the sub-advised assets per year.

If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” the Advisory Fee and Sub-Advisory Fee would not change.

Administrator.  (“            “) serves as administrator for the Fund.  Its principal address is             .

serves as administrator for the Fund pursuant to an administrative services agreement (the “Administrative Services Agreement”).  Under the Administrative Services Agreement,              is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Fund.               will generally assist in all aspects of the Fund and the Fund’s operations; supply and maintain office facilities (which may be in             ‘s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the Investment Company Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration, By-Laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Fund has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent.              , located at             , also serves as custodian for the Fund pursuant to a custodian agreement (the “Custodian Agreement”).  As custodian,              holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses.               also serves as transfer agent of the Fund pursuant to a transfer agency agreement (the “Transfer Agency Agreement”).  Further,              serves as the Fund’s accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”).

OTHER INFORMATION

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund.  In the event the Fund converts to an ETF, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Fund, including that such investment companies enter into an agreement with the Fund.

BROKERAGE TRANSACTIONS

The policies of the Advisers regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.  Consistent with these policies, when securities transactions are effected on a stock exchange, the Advisers’ policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances.  In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisers rely upon their experience and knowledge regarding commissions generally

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charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

The Advisers effect transactions with those broker-dealers that the Advisers believe provide the most favorable prices and are capable of providing efficient executions. The Advisers do not currently participate in soft dollar transactions.

The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities.  If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Advisers are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Advisers.  In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund are concerned.  However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.  The primary consideration is prompt execution of orders at the most favorable net price.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and the asked prices).

ADDITIONAL INFORMATION CONCERNING THE FUND

The Fund is a closed-end, non-diversified, management investment company registered under the Investment Company Act.  The Fund was organized as a Delaware statutory trust under its Agreement and Declaration of Trust (the “Declaration”) on September 17, 2009.

Each Share issued has a pro rata interest in the assets of the Fund.  Shares have no preemptive, exchange, subscription or conversion rights, except as may be determined by the Trustees, and are freely transferable.  Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the Investment Company Act and the rules promulgated thereunder.

The Declaration requires a shareholder vote only on those matters where the Investment Company Act or the Fund’s listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders.  For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets, or the termination of the Fund without shareholder approval if the Investment Company Act would not require such approval.

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the Investment Company Act.  Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present.  The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding three-quarters of the voting power of the Fund, or by a vote of three-quarters of the remaining Trustees.  The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of three-quarters of the Trustees.  The Fund’s Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration.  The Declaration may, except with respect to the provisions relating to the automatic conversion to an ETF as described below under “Conversion to an Exchange-Traded Fund,” be amended or supplemented by the

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Trustees in any respect without a shareholder vote.  The Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.  The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as the Trustees otherwise determine, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious investor demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated Shareholders must first be made on the Trustees.  The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.  In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee.  The Declaration further provides that Shareholders owning beneficial interests representing at least 5% of the voting power of the Fund must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances.  If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorney’s fee.  The Declaration also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

As a closed-end fund listed on the             , the Fund is required to hold annual meetings of shareholders.  If the Fund were to convert to an ETF as set forth below under “Conversion to an Exchange-Traded Fund,” it would not be required to hold annual meetings of shareholders.

The Fund’s Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees.  The Fund’s Declaration further provides for indemnification out of the assets and property of the Fund for all losses and expenses of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.  The Fund believes the likelihood of the occurrence of these circumstances is remote.

The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders, for any act, omission, or obligation of the Fund.  The Declaration requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to the extent prohibited by applicable federal law.  In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.  The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

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Shareholders may make inquiries by writing to the Fund, c/o the Adviser, 301 West Roosevelt Road, Wheaton, Illinois 60187.

Control Persons.  [As of the date of this SAI, the Adviser beneficially owns 100% of the Fund’s voting securities.]

DTC Acts as Securities Depository for Fund Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares of the Fund held by each DTC Participant.  The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Fund shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, payments made on account of beneficial ownership interests in such Shares, for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Fund shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting.  The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process.  As such, the Board of the Fund has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Invesco Institutional. Invesco Institutional will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI.  The Board will periodically review the Fund’s proxy voting record.

The Fund is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31.  Form N-PX for the Fund also is available at no charge upon request by calling 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule.  The Fund is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q.  Form N-Q for the Fund is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund’s Form N-Q will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to the Fund at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy.  The Fund has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings.  The Board of the Fund must approve all material amendments to this policy.  The Fund and the Advisers will not disseminate non-public information concerning the Fund.

If the Fund were to convert to an ETF, the Fund’s portfolio holdings would be publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites.  The Fund and the Advisers will not disseminate non-public information concerning the Fund.

Codes of Ethics.  Pursuant to Rule 17j-1 under the Investment Company Act, the Board has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Advisers and the distributor for the Fund (the “Distributor”) (collectively the “Codes”).  The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser and the Distributor (“Access Persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons.  Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements.  The Codes are on file with the SEC, and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONVERSION TO AN EXCHANGE-TRADED FUND

Automatic Conversion Provision.  The Declaration provides that, beginning after              months from the date of the initial public offering, the Fund will be required to automatically convert into an ETF if its Shares close at a median discount of             % or greater to the NAV of the Fund over any period of              consecutive days.*  This automatic conversion provision may be amended only by the affirmative vote of the holders of at least             % of the Fund’s

*              Patent pending.

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outstanding voting securities.  The Fund’s conversion to an ETF will occur automatically upon the occurrence of the conditions described below without a vote of the shareholders of the Fund.

Once the automatic conversion provision is triggered, the Fund will be required to take steps to convert to an ETF even if the Fund ceases to trade at a             % or greater discount to the NAV of the Fund.  As soon as practicable after the automatic conversion provision is triggered, the Fund will file a registration statement with the SEC to register as an ETF and the conversion will be effective as of the date that the registration statement is declared effective by the SEC [or such other date as may be determined by the Board].  In the event that the Fund converts to an ETF, the ETF will seek to achieve the same investment objective as the Fund by investing in substantially similar types of investments as the Fund.  No approval of the shareholders of the Fund would be necessary to convert to an ETF.  The disclosure concerning the ETF contained in such registration statement will be substantially similar to the disclosure contained in the Fund’s Prospectus and this SAI except for the provisions concerning the purchase and redemption of shares and any other item pertaining to ETFs.

If the Fund converts to an ETF, its Shares will continue to be listed and traded on the             .  In addition, it will continuously issue and offer for sale Shares in large blocks of [50,000] Shares (with each block of [50,000] Shares called a “Creation Unit”) or multiples thereof.  Each such Creation Unit could be presented to the Fund at the option of the holder for redemption at a price based on the then current NAV per share.  Shares will not be redeemable except when aggregated in Creation Units.  Creation Units will be issued and redeemed principally for cash.

If the Fund converts to an ETF, investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must enter into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement.  Set forth below is a description of the procedures that would be applicable to purchase and redemption of Creation Units.

Creation and Redemption of Creation Unit Aggregations

Creation.  If the Fund converts to an ETF, the Fund will issue and sell Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business.  As of the date of this SAI, the NYSE observes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash.  Creation Units of the Fund will be sold principally for cash, calculated based on the NAV per share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind.  If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (“Deposit Securities”) and a cash payment referred to as the “Cash Component.”  The Cash Component represents the difference between the NAV of a Creation Unit as the market value of Deposit Securities.  Together the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial investment and subsequent  investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.”  The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below).  The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” an amount equal to the market value of the Deposit Securities.  If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component.  If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

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If the Fund were to permit or require Creation Units to be issued in-kind, the Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on the              (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.  The Deposit Cash and/or Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit will be applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund.  In addition, the Fund reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or any other relevant reason.

If the Fund were to permit or require Creation Units to be issued in-kind, in addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also will make available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Creations and redemptions of Shares for the Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws.  An Authorized Participant (as defined below) or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations.  To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below).  A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant” or “AP”  Investors should contact the Distributor for the names of APs that have signed a Participant Agreement.  All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form.  If in-kind creations are permitted or required by the Fund, in the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time, on the trade date.  A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason.  The date on which an

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order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.”  Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections).  Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP.  In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required.  Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations have to be placed by the investor’s broker through an AP that has executed a Participant Agreement.  In such cases, there may be additional charges to such investor.  At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.  Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.  Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.  Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC.  Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement.  The Participant Agreement will authorize the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order.  Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor.  An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor.  A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC.  The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect

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the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant), if any.  See  the “Creation Transaction Fee” section below.

Creation Unit Aggregations may be created in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities as described below.  In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day.  If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Fund for losses, if any, resulting therefrom.  An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities.  To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities.  APs will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases.  These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases.  The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund.  In addition, a transaction fee, as listed below, will be charged in all cases.  The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Acceptance of Orders for Creation Unit Aggregations.  The Fund reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Fund, the Custodian, the Transfer Agent and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Fund, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

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Creation Transaction Fee.  Investors will be required to pay a fixed creation transaction fee, described below, payable to the Fund regardless of the number of creations made each day.  If the Fund were to permit or require Creation Units to be issued in-kind, investors will be responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

The Standard Creation/Redemption Transaction Fee for the Fund will be $            .  The Maximum Creation/Redemption Transaction Fee for the Fund will be $            .

Redemption of Fund Shares in Creation Units Aggregations.  If the Fund converts to an ETF, Creation Units of the Fund generally are redeemed principally for cash.  Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The Fund will not redeem Shares in amounts less than Creation Unit Aggregations.  Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Fund.  There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation.  Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the Custodian, through the NSCC, will make available prior to the opening of business on the              (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day.  Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

If the Fund were to permit or require Creation Units to be redeemed in-kind, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below.  In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. If the Fund were to permit or require Creation Units to be redeemed in-kind, investors will also bear the costs of transferring the Fund Securities from the Fund to their account or on their order.  Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.  The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement.  An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined.  An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day.  The requisite Fund Securities

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and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement.  A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC.  An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Fund has deemed an order for redemption outside the Clearing Process received, the Fund will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

To the extent contemplated by an AP’s agreement, in the event the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing Shares as soon as possible.  Such undertaking shall be secured by the AP to deliver the missing Shares as soon as possible.  Such understanding shall be secured by the AP’s delivery and maintenance of collateral having a value (marked-to-market daily) at least equal to 115% of the value of the missing Shares, which the Adviser may change from time to time.  The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP.  The AP’s agreement will permit the Fund on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the AP to liability for any shortfall between the cost to the Fund of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under the “Determination of NAV” section and computed on the Business Day on which a redemption order is deemed received by the Fund. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date.  If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time, the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other

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transaction costs associated with the disposition of Fund Securities).  The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV.  Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.  An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash.  The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of redemption orders outside the clearing process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Standard Orders created in advance of receipt by the Fund of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	1:00 p.m. (ET) Missing Deposit Securities are due to the Fund or the Fund may use cash on deposit to purchase missing Deposit Securities. Creation Unit Aggregations will be delivered

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Orders Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. (ET) will be treated as standard orders	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Regular Holidays.  The Fund generally intends to effect deliveries of Creation Units on a basis of “T” plus one Business Day and redemption cash on a basis of “T” plus four Business Days (i.e., days on which NYSE is open). The Fund may effect deliveries of Creation Units and redemption cash on a basis other than T plus one or T plus four, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances.  If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within one Business Day and four Business Days, respectively, of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.  For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays.

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In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, may require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

[To come.]

TAXES

The Fund intends to be treated and to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year.  The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

If the Fund converts to an ETF, as a result of tax requirements, the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund.  The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Under current law, long-term capital gains tax rates have generally been reduced for non-corporate tax payers to a maximum of 15% for taxable years beginning before January 1, 2011.  It is not expected that any ordinary dividends declared and paid by the Fund to individual shareholders will qualify for taxation at the lower reduced tax rates applicable to long-term capital gains.  The Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year.  Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss.  A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of.  In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any net long-term capital gain dividends received by the shareholders.  Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

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Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.  Gains on the sale of Share and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates.  Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder with respect to taxable years of the Fund beginning before January 1, 2010.  In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.  Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

In the event of a conversion of the Fund from a closed-end fund into an ETF, it is generally expected that the conversion shall not constitute a taxable event to the Fund or the Fund’s shareholders under U.S. federal income tax principles.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year.  Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss.  Application of this rule may alter the timing and character of distributions to shareholders.  The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities (and including, net income derived from an interest in certain “qualified publicly traded partnerships”).  It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options

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transactions.  Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open.  NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent.  All valuations are subject to review by the Fund’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market-maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market-maker (or dealer) or (iii) based on amortized cost.

If a security’s market price is not available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Fund’s valuation policies and procedures approved by the Board. Money market securities maturing in 60 days or less will be valued at amortized cost.  Options on commodities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options, or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two of more dealers unless there is only one dealer, in which case that dealer’s price is used.   Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund’s pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund.  Options on futures contracts generally are valued with reference to the underlying futures contract.  Securities regularly traded in an OTC market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price.  The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted.  Fair value pricing involves subjective judgments and it is possible that fair value determined for each security is materially different than the value that could be realized upon the sale of that security.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund’s NAV is calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day.  The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “Dividends and Distributions” and “Automatic Dividend Reinvestment Plan.”

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General Policies.  Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis.  The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares.  Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Automatic Dividend Reinvestment Plan.  Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by             , as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund.  In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a “market discount,” as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan.  Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent.  Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in Shares.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding Shares on the open market (open-market purchases) on the Exchange or elsewhere.  If, on the payment date for any dividend or distribution, the NAV per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant.  The number of newly issued shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%.  If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participant in open-market purchases.  Prior to the time Shares commence trading on the Exchange, participants in the Plan will receive any dividends in newly issued shares.

In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in Shares acquired in open-market purchases.  It is contemplated that the Fund will pay monthly income dividends.  Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days.  If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date.  Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

29

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records.  Dividend reinvestment is confirmed quarterly.  Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.  See “Taxes.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan.  If the market price plus commissions of the Fund’s Shares is higher than the NAV per share, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares.  If the market price plus commissions is below the NAV per share, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares.  However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV.  Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at             .

If the Fund converts to an ETF as set forth above under “Conversion to an Exchange-Traded Fund,” no reinvestment service would be provided by the Fund.  Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions.  Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein.  Brokers may require Beneficial Owners to adhere to specific procedures and timetables.  If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Fund.

Independent Registered Public Accounting Firm.              ,             , serves as the Fund’s independent registered public accounting firm.               audits the Fund’s financial statements and perform other related audit services.

30

FINANCIAL STATEMENTS

[Financial Statement to come]

F-1

Proxy Voting Policies and Procedures

A-1

POWERSHARES COMMODITIES OPPORTUNITY ACCE FUND

PART C. OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.                                       Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.  Financial statements will be filed by pre-effective amendment to the Registration Statement.

2.                                       Exhibits:

(a)                                  (1)  Certificate of Trust.*

(2) Agreement and Declaration of Trust.**

(b)                                 By-laws of the Registrant.**

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Terms and Conditions of the Dividend Reinvestment Plan.**

(f)                                    Not applicable.

(g)

(1)                                  Form of Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC.**

(2)                                  Form of Investment Sub-Advisory Agreement between Sub-Advisers and Invesco PowerShares Capital Management LLC.**

(h)

(1)                                  Form of Underwriting Agreement.**

(2)                                  Form of Selected Dealer Agreement.**

(3)                                  Form of Master Agreement Among Underwriters.**

(i)                                     Not applicable.

(j)                                     Form of Custody Agreement.**

(k)

(1)                                  Form of Fund Administration and Accounting Agreement.**

(2)                                  Form of Transfer Agency and Service Agreement.**

(3)                                  Form of Participant Agreement.**

(l)                                     Opinion and Consent of Dechert LLP.**

(m)                               Not applicable.

(n)                                 Consent of Independent Registered Public Accounting Firm.**

(o)                                 Not applicable.

(p)                                 Form of Initial Subscription Agreement.**

(q)                                 Not applicable.

(r)

(1)                                  Code of Ethics of the Registrant.**

(2)                                  Code of Ethics of Invesco PowerShares Capital Management LLC.**

(3)                                  Code of Ethics of Invesco Institutional (N.A.), Inc.**

Other                  Powers of Attorney.**

*                 Filed herewith.

**          To be filed by amendment.

Item 26.  Marketing Arrangements.

See exhibit 2(h).

Item 27.  Other Expenses of Issuance and Distribution.

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

Registration Fees	$

Federal Taxes	$

State Taxes and Fees	$

Transfer Agent’s Fees	$

Costs of Printing and Engraving	$

Legal Counsel Fees	$

FINRA Fees	$

Listing Fees	$

Accounting Expenses	$

TOTAL	$

Item 28.  Persons Controlled by or Under Common Control with the Fund.

None.

Item 29.  Number of Holders of Securities.

At September 17, 2009:

Title of Class	Number of Record Holders
Shares of beneficial interest, $.01 par value	0

Item 30.  Indemnification.

[Reference is made to Article Twelve of the Registrant’s Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Fund”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated               , 2009 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.  This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.                                          against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.                                       with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund; or

iii.                                    in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct:  (i) by a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) by a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Fund, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.                                          Such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

ii.                                       A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.                                          A “Disinterested Trustee” is one (i) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.                                       “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.]

Item 31.  Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF INVESCO POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.:  429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32.  Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act, as amended, and the rules promulgated thereunder are maintained in the physical possession of             .

Item 33.  Management Services.

Not applicable.

Item 34.  Undertakings.

1.                                       Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                       Not applicable.

3.                                       Not applicable.

4.                                       Not applicable.

5.                                       Registrant undertakes that:

(a)                                  for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)                                 for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 18th day of September, 2009.

PowerShares Commodities Opportunity ACCE Fund

By:	/s/ Harold Bruce Bond
Title: Harold Bruce Bond, Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Harold Bruce Bond	Trustee, Principal Executive Officer and Principal Financial Officer	September 18, 2009
Harold Bruce Bond

EXHIBIT INDEX

(a)(1)	Certificate of Trust